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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           -------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) - June 29, 1994



                                 ARISTAR, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                          1-3521                   95-4128205
 (State or other jurisdiction of        (Commission              (I.R.S. Employer
 incorporation)                         File Number)             Identification No.)

               8900 GRAND OAK CIRCLE, TAMPA, FLORIDA  33637-1050
                    (Address of principal executive offices)


              Registrant's telephone number, including area code -
                                 (813) 632-4500
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ITEM 5.  OTHER EVENTS

        Aristar, Inc. (the "Company") has been named as a defendant in several recently filed class action suits in Alabama in which various industry-wide practices arising from routine business activities are being challenged and various damages are being sought. The Company believes that its practices are permissible under state and federal laws and will defend these suits accordingly. At this time, the Company is unable to determine whether any of the classes will be certified, the possibility of any adverse outcome, or the effect, if any, of such an outcome on the Company.




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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 ARISTAR, INC.



                                 By:     /s/ James A. Bare
                                      ------------------------------
                                      James A. Bare
                                      Senior Vice President and
                                      Chief Financial Officer (Chief
                                      Accounting Officer)


Date:  June 29, 1994




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